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                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 8, 1996 appearing on page F-1 of QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 30, 1996. We also consent to the reference to us under the heading "Experts".


PRICE WATERHOUSE LLP

San Diego, California

June 17, 1997